UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 24, 2006

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street
Spartanburg, South Carolina 29306
(Address of principal executive offices) (Zip Code)

(864) 342-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On March 27, 2006, Advance America, Cash Advance Centers, Inc. announced that, in connection with its previously announced stock repurchase program, the Company established a prearranged repurchase plan (the “10b5-1 Plan”) intended to comply with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and of Rule 10b-18 under the Exchange Act.  Pursuant to the 10b5-1 Plan, the Company may repurchase shares of the Company’s common stock during the period commencing on March 27, 2006 and expiring on October 31, 2006, subject to conditions specified in the 10b5-1 Plan and unless earlier terminated.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated March 27, 2006, of Advance America, Cash Advance Centers, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 27, 2006

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

By:	/s/ John I. Hill
John I. Hill
Executive Vice President and
Chief Financial Officer

Exhibit
Number	Description

99.1	Press Release, dated March 27, 2006, of Advance America, Cash Advance Centers, Inc.